UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2004
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                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)






Massachusetts                       0-23150          04-2987600
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(State or other jurisdiction       (Commission       (IRS Employer
of incorporation)                   File Number)     Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts  01923
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(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (978) 777-4247
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Item 5.  Other Events

Ibis Technology Corporation today announced the receipt of an order for one Ibis i2000 SIMOX implanter, with an option to purchase a second tool, from a leading silicon wafer manufacturer. The Company's press release dated February 5, 2004 announcing the order is attached hereto as Exhibit 99.1.

Ibis' website (www.ibis.com) contains a significant amount of information about Ibis, including financial and other information for investors. Ibis encourages investors to visit its web site from time to time, as information is updated and new information is posted.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1:  Press Release dated February 5, 2004









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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IBIS TECHNOLOGY CORPORATION
                                        ---------------------------

Date:  February 5, 2004                          /s/Debra L. Nelson
                                        ------------------------------------
                                        Debra L. Nelson, Chief Financial Officer







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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number                     Description
------                     -----------

    99.1                   Press Release dated February 5, 2004.